UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                --------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 17, 1998

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Virginia
      (State or Other                                         56-1641133
      Jurisdiction of               001-13467                (IRS Employer
      Incorporation)         (Commission File Number)     Identification No.)


       911 East Leigh Street, Suite G-19,Richmond, Virginia            23219
        (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:   (804) 648-3820



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information.

                  Not applicable.

      (c)   Exhibits.

             99.1 Press Release, dated November 17, 1998, relating to
                  the receipt by the Registrant of a report relating to HepArrest, the Registrant's lead human pharmaceutical.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMONWEALTH BIOTECHNOLOGIES, INC.



                              By:     /s/ Robert B. Harris, Ph.D.
                                     ---------------------------
                                    Robert B. Harris, Ph.D.
                                    President






November 17, 1998


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                                  EXHIBIT INDEX


Number            Description of Exhibit

99.1 Press Release, dated November 17, 1998, relating to the receipt by the Registrant of a report relating to HepArrest, the Registrant's lead human pharmaceutical.